Exhibit 32.1

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     I, A. Cameron Richardson, President and Chief Financial Officer of Aurora Gold Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Quarterly Report on Form 10-QSB of the Company for the period ended March 31, 2005 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:     May 13, 2005                 BY: /s/  A.  Cameron  Richardson
          ------------                     ----------------------------
                                           A.  Cameron  Richardson
                                           President and Chief Financial Officer